CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the incorporation by reference of our report dated August 10, 2000 in this Registration Statement on Form N-1A (no. 333-45959) of E.I.I. Realty Securities Trust.




                                                         /s/ ERNST & YOUNG LLP

                                                         ERNST & YOUNG LLP


New York, New York
October 24, 2000